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                                                                    Exhibit 23.1


                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


As independent public accountants, we hereby consent to the incorporation by reference in this Form S-8 Registration Statement of our report dated January 20, 1999 (except for the recapitalization discussed in Note 2 as to which the date is June 15, 1999) included in Careside, Inc.'s prospectus dated June 16, 1999, and to all references to our Firm included in this Registration Statement.


Arthur Andersen LLP

December 16, 1999